UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2020

The New York Times Company

(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Eighth Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	NYT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On March 2, 2020, Mark Thompson, President and Chief Executive Officer of The New York Times Company (the “Company”), will speak at the Morgan Stanley Technology, Media and Telecom Conference and plans to make the following remarks:

“Like many companies, in recent weeks we have begun to see some economic impact from the coronavirus. Unlike many news publishers, our business is heavily skewed towards subscriptions rather than advertising. We’ve seen no adverse impact on subscription growth, or on the expected rise in subscription revenue, which remains strong and consistent with the guidance we gave in our most recent earnings call. However, we are seeing a slowdown in international and domestic advertising bookings, which we associate with uncertainty and anxiety about the virus. We therefore now expect total advertising revenues to decline in the mid-teens in the current quarter, with digital advertising revenues expected to decline 10%. We remain broadly in line with all the other guidance numbers we gave in the call in early February.”

The guidance set forth above speaks as of the date hereof. The Company does not intend to provide further updates on its guidance until it releases its first-quarter 2020 results in May.

Mr. Thompson’s remarks, which begin at 11 a.m. (ET), will be accessible via live webcast at investors.nytco.com. An archive of the webcast will be available on the Company’s website for 90 days.

Some of the statements included in this Current Report on Form 8-K are forward-looking statements that involve risks and uncertainties, and actual results could differ materially from those predicted by such forward-looking statements. These risks and uncertainties include changes in the business and competitive environment in which the Company operates, the impact of national and local conditions and developments in technology, each of which could influence the levels (rate and volume) of the Company’s subscriptions and advertising, the growth of its businesses and the implementation of its strategic initiatives. They also include other risks detailed from time to time in the Company’s publicly filed documents, including its Annual Report on Form 10-K for the fiscal year ended December 29, 2019. Any forward-looking statements are and will be based upon the Company’s then-current expectations, estimates and assumptions regarding future events and are applicable only as of the dates of such statements. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: March 2, 2020	By:	/s/ Diane Brayton
Diane Brayton
Executive Vice President, General Counsel and Secretary